EXHIBIT 99.1





                   CERTIFICATION  PURSUANT TO
                     18 U.S.C. SECTION 1350
               AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report on Form 10-Q of Cognitronics Corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that, to my knowledge, the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ Brian J. Kelley

Brian J. Kelley
President and Chief Executive Officer
August 14, 2002




/s/ Garrett Sullivan

Garrett Sullivan
Treasurer and Chief Financial Officer
August 14, 2002